                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 26, 2002
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                              SPORTING MAGIC, INC.
             (Exact name of registrant as specified in its charter)

Delaware                              0-25247                 95-4675095
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(State or other jurisdiction        (Commission             (IRS Employer
of incorporation)                   File Number)            Identification No.)

             7625 Hamilton Park Drive, Chattanooga, Tennessee 37421
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                     Address of principal executive offices

Registrant's telephone number, including area code: 423-296-8213
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                   6430 Cobble Lane, Harrison, Tennessee 37341
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         (Former name or former address, if changed since last report.)

Item 5.     Other Events and Regulation FD Disclosure.

            On April 26,  2002,  holders of a majority  of the shares of (i) the outstanding  Series A Preferred Stock (the "Preferred  Stock") of Next,  Inc., a
majority  owned  subsidiary  of the  registrant  (the  "Company"),  and (ii) the
Preferred Stock and Common Stock of the Company, voting as a single class, voted to amend the  Certificate of Designation of the Preferred Stock in order to: (1)
consummate a 700 for one reverse  stock split,  (2)  eliminate all voting rights attached to the Preferred Stock, (3) decrease the liquidation  preference of the
Preferred  Stock from $1.00 per share to $.001 per share and (4)  eliminate  the right of each share of Preferred Stock to receive an annual dividend of $.10 per share.

                                    SIGNATURE
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            Pursuant to the requirements of the Securities Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             SPORTING MAGIC, INC.

Dated: April 29, 2002                    By: /s/ Dan Cooke
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                                             Dan Cooke, President

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